UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 27, 2022

(Date of earliest event reported)

Cinedigm Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-31810	22-3720962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

264 West 40th Street, New York, New York	10018
(Address of principal executive offices)	(Zip Code)

212-206-8600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transmission period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	CIDM	Nasdaq Global Market

Item 2.02. Results of Operations and Financial Condition

On June 27, 2022, Cinedigm Corp. (the “Company”) issued a press release announcing its financial results for the three and twelve months ended March 31, 2022. On July 1, 2022, the Company issued a press release containing revised results. An adjustment to Net Income for first quarter of fiscal year ended March 31, 2022 (“Fiscal Year 2022”) in the amount of $0.6 million, comprised of a $0.9 million tax provision partially offset by a $0.3 million valuation adjustment to stock-based compensation, was made, which increased Net Income for the year to $1.8 million. Full Fiscal Year 2022 earnings per share were not impacted.

Additionally, fourth quarter of Fiscal Year 2022 and full Fiscal Year 2022 Adjusted EBITDA increased by $3.9 million. As a result, the fourth quarter of Fiscal Year 2022 Adjusted EBITDA was $3.5 million, and the full Fiscal Year 2022 Adjusted EBITDA was $11.0 million. Adjusted EBITDA is a non-GAAP financial measure and the reconciliation of Adjusted EBITDA numbers is provided in the press release attached as Exhibit 99.1 hereto and incorporated herein by reference.

The information in this Item 2.02 of Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated July 1, 2022, announcing Cinedigm Corp.’s corrected three and twelve months ended March 31, 2022 financial results.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CINEDIGM CORP.

Dated: July 1, 2022	By:	/s/ Gary S. Loffredo
Gary S. Loffredo
President, Chief Operating Officer, General Counsel and Secretary

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